Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

LEO SHUMACHER, derivatively on behalf	)
of IONIS PHARMACEUTICALS, INC.,	)
)
Plaintiff,	)
)
v.	)
JOSEPH LOSCALZO, M.D., PH.D.,	)
BRETT P. MONIA, PH.D., SPENCER R.	)
BERTHELSEN, M.D., ALLENE M. DIAZ,	)
MICHAEL HAYDEN, PH.D., JOANE.	)	C.A. No. 2022-0059-LWW
HERMAN, JOSEPH KLEIN, III,	)
FREDERICK T. MUTO, B. LYNNE	)
PARSHALL and JOSEPH H. WENDER	)
)
Defendants.	)
)
-and-)
)
JONIS PHARMACEUTICALS, INC., a	)
Delaware corporation,	)
)
Nominal Defendant.	)

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION

TO: ALL CURRENT STOCKHOLDERS OF IONIS
PHARMACEUTICALS, INC.
(TRADING SYMBOL: IONS)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE ATTORNEYS' FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

I.	WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to inform you of (i) a lawsuit (the "Derivative Action") in the Court of Chancery of the State of Delaware (the "Court") brought on behalf of Ionis Pharmaceuticals, Inc. ("Ionis" or the "Company"); (ii) a proposal to settle the Derivative Action as provided in a Stipulation of Compromise and Settlement which sets forth the terms and conditions of the proposed settlement of this Action (the "Stipulation"); and (iii) your right, among other things, to attend and participate in a hearing to be held on September 21, 2022 at 1:30 p.m. (the "Settlement Hearing"). This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve an Order and Final Judgment (the ''Final Judgment") that would end the Derivative Action.

II.	BACKGROUND TO THE DERIVATIVE ACTION AND SETTLEMENT

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OFANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiff Leo Shumacher ("Plaintiff') is a current stockholder of Nominal Defendant, Ionis. The Company is a Delaware Corporation with its headquarters in Carlsbad, California. It is engaged in the development of RNA-targeted therapeutics. Joseph Loscalzo, M.D., Ph.D., Brett P. Monia, Ph.D., Spencer R. Berthelsen, M.D., Allene M. Diaz, Michael Hayden, Ph.D., Joan E. Herman, Joseph Klein, III, Frederick T. Muto, B. Lynne Parshall and Joseph H. Wender (collectively, the "Individual Defendants" and together with Ionis, "Defendants") are all current members of lonis's Board of Directors (the "Board").

On January 19, 2022, Plaintiff commenced a derivative action in the Court by filing a Verified Shareholder Derivative Complaint for Breach of Fiduciary Duty, and Unjust Enrichment (the "Complaint") asserting claims against the Individual Defendants in connection with Ionis's compensation of its non-employee directors pursuant to Ionis' non-employee director policy. Specifically, the Complaint alleges that, in fiscal years 2018, 2019, and 2020, Ionis paid excessive compensation to its non-employee directors relative to the compensation paid to non-employee directors at Ionis's alleged peer companies. The Complaint contends that the Individual Defendants breached their fiduciary duties by awarding or receiving the alleged excessive compensation during those years, and further contends that the Individual Defendants were unjustly enriched through their receipt of the alleged excessive compensation. The Individual Defendants deny all of the wrongdoing alleged in the Complaint, including that the compensation paid to Ionis's non-employee directors in fiscal years 2018, 2019, and 2020, was excessive.

On April 13, 2022, after numerous rounds of negotiations between the Settling Parties, the Settling Parties reached an agreement in principle to settle all of the claims asserted in the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation (the "Settlement").

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF'S CLAIMS OR THE DEFENSES THERETO. TIDS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

III.	WHAT ARE THE TERMS OF THE SETTLEMENT?

To settle the Derivative Action, Defendants have implemented or shall implement and maintain the following Corporate Governance Reforms:

1.	As soon as practicable after the Effective Date, the Board of Directors shall amend the Non-Employee Director Compensation Policy (the "Policy") to reflect the following changes:

a.
No incumbent non-employee director shall receive more than $450,000 in annual equity compensation per year (based on the aggregate grant date fair value), and no newly appointed non- employee director shall receive more than $675,000 in initial equity compensation (based on the aggregate grant date fair value).

b.	The initial equity grant to a new Board member will vest over three (3) years (instead of the current 1-year vest);

c.	Within two (2) years of adoption of the amended Policy, and through his/her tenure, each non-employee director agrees to hold Ionis equity in an amount no less than five times (5x) the annual base cash retainer;

d.	The Compensation Committee will annually review the set of peer companies, with input from the Company's independent compensation consultant; and

e.	The above amendments to the Policy will remain in effect for three (3) years (unless the Policy is amended and approved by the Company's stockholders in the intervening period).

2.
Following the recent departure of two Board members, the Company agrees to maintain the size of the Ionis Board at no more than ten (10) members unless the Board is required to add another director under applicable law.

3.	The Company shall disclose any "Golden Leash" arrangements.

IV.	WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Upon the Effective Date, the Releasing Persons shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice the Released Claims (including Unknown Claims) against the Individual Defendants and each and all of the Released Persons; provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

"Releasing Persons" means Plaintiff (both individually and derivatively on behalf of lonis), any other Ionis stockholder acting or purporting to act on behalf of Ionis, and Ionis. "Releasing Person" means, individually, any of the Releasing Persons.

"Released Persons" means the Individual Defendants and their predecessors, successors, assignees, subsidiaries, affiliates, agents, attorneys, insurers, and each of their past or present officers, directors, and employees. "Released Persons" also includes Ionis and all current and former officers, directors, or employees of Ionis that could have been named in the Derivative Action.

"Released Claims" means and includes any and all claims for relief or causes of action, debts, demands, rights, liabilities, losses, and claims whatsoever, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that have been or could have been asserted by Plaintiff as a stockholder of Ionis, or any other Ionis stockholder, or any other Person acting or purporting to act derivatively on behalf of Ionis against the Released Persons, in the Derivative Action or in any other forum arising out of, or based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Complaint, including, without limitation, (i) any compensation Ionis paid to its non- employee directors from fiscal year 2018, through the Effective Date, and any disclosures to stockholders in connection therewith; (ii) any non-employee director compensation plan, policies, or guidelines in effect at Ionis from fiscal year 2018, through the Effective Date, (iii) any decision of the Company's officers or directors related to the foregoing; and provided, however , that it is understood that "Released Claims" and any release provided by this Settlement shall not include: (a) any claims to enforce the Settlement, and (b) any claims by Defendants or any other insured to enforce their rights under any contract or policy of insurance.

"Unknown Claims" means any Released Claim(s) that Plaintiff or Defendants do not know of or suspect to exist in his, her, or its favor at the time of the release of the Released Claims, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties and all Releasing Persons shall be deemed to have waived the provisions, rights, and benefits conferred by or under California Civil Code Section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code Section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge, and the Ionis stockholders shall be deemed by operation of the Final Judgment to have acknowledged. that the foregoing waiver was separately bargained for and is a key element of this Stipulation of which this release is a part, and was relied upon by each and all of the Defendants in entering into the Settlement.

V.	WHAT ARE THE REASONS FOR SETTLING THE ACTION?

Plaintiffs entry into the Stipulation and the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. Plaintiffs Counsel has taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation, and Plaintiffs Counsel is also mindful of the inherent problems of proof and possible defenses to the claims alleged in such action. Based upon Plaintiffs Counsel's evaluation, Plaintiff has determined that the Settlement is fair, reasonable, adequate, and in the best interests of Ionis and its stockholders and has agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein.

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Ionis and its stockholders in connection with the Company's compensation practices. Defendants are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.

VI.	HOW WILL THE ATTORNEYS GET PAID?

After agreeing to the terms of the Settlement other than with respect to the amount of any attorneys' fees and expenses to be paid to Plaintiffs Counsel, Plaintiffs Counsel and Defendants began negotiating, and continue to negotiate, the appropriate amount of attorneys' fees and expenses to be paid to Plaintiffs Counsel but have not yet reached agreement. Plaintiff and Defendants did not discuss the appropriateness or amount of attorneys' fees and expenses at any time prior to reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys' fees and expenses to Plaintiff's Counsel. Defendants acknowledge and agree that Plaintiff's Counsel is entitled to a fee award.In recognition of the terms of the Settlement and the prosecution and settlement of the Derivative Action, and subject to Court approval, Plaintiff's Counsel may apply to the Court for an award of attorneys' fees and expenses for up to $850,000 (the "Fee and Expense Amount"). Defendants have reserved the right to oppose the application by Plaintiff's Counsel for attorneys' fees and expenses.The Fee and Expense Amount will be paid by Ionis and/or its insurers. This Fee and Expense Amount includes the fees and expenses incurred in connection with the prosecution and settlement of the Derivative Action.Plaintiff's Counsel will not make an application for attorneys' fees or expenses in any other jurisdiction.Exceptas otherwise provided in the Stipulation, each of the Settling Parties shall bear his, her, or its own fees and costs.

VII.	WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Court has scheduled a Settlement Hearing to be held on September 21, 2022 at 1:30 p.m. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Derivative Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement and the Fee and Expense Amount and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

IX.	DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any record or beneficial stockholder of Ionis who objects to the Stipulation, the proposed Final Judgment to be entered, and/or the Fee and Expense Amount who wishes to be heard ("Objector"), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant: provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final

Judgment to be entered thereon, unless he, she, or it has, no later than twenty (20) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Ionis stock; (ii) a written notice of the Objector's intention to appear that states the Objector's name, address, and telephone number and, if represented, the Objector's counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector's desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court's electronic filing and service system:

COOCH AND TAYLOR, P.A.	MORRIS, NICHOLS, ARSHT
Blake A. Bennett	& TUNNELL LLP
The Nemours Building	D. McKinley Measley
1007 N. Orange St., Suite 1120	1201 North Market Street
Wilmington, Delaware 19801	Wilmington, Delaware 19801
(302) 984-3800	(302) 658-9200
Attorneys for Plaintiffs	Attorneys for Defendants

Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Derivative Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given.

XI.	HOW DO I GET ADDITIONAL INFORMATION?

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Action or the Stipulation. For additional information about the Derivative Action and the Settlement, please refer to the documents  filed  with the Court and the Stipulation. The Stipulation can be found on the Company's website at the following address: https ://ir.ionispharma .com/settlement-information. You may also examine the Court files during regular business hours of each business day at the office of the Register in Chancery, Court of Chancery, New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801. The Clerk's office will not mail copies  of documents to you. For more information concerning the Settlement, you may also call or write to the counsel referenced in Section VIII hereto.

PLEASE DO NOT WRITE TO OR CALL THE COURT.

BY ORDER OF THE COURT
Dated	July 18, 2022	/s/ Susan Judge
Register in Chancery